UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2025

Conduit Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41245	87-3272543
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4851 Tamiami Trail North, Suite 200, Naples, FL	34103
(Address of principal executive offices)	(Zip Code)

(646) 491-9132

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CDT	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock	CDTTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K previously filed by Conduit Pharmaceuticals Inc. (the “Company”) with the Securities and Exchange Commission on April 1, 2025 (the “Original Report”). The Company is filing this Amendment in order to include specific information required by Nasdaq. This Amendment amends and restates the Original Report.

Item 8.01. Other Events

Nasdaq Deficiency Compliance Update

On March 7, 2025, the Company applied to the Nasdaq Capital Market and is currently compliant with the Market Value of Publicly Held Securities continued listing standard of Nasdaq Capital Market being greater than $1.0 million. On March 31, 2025, the Company submitted to Nasdaq on a pro-forma basis, as of March 31, 2025, a financial statement demonstrating its compliance with the Nasdaq Capital Market Equity Standard of Stockholder’s Equity greater than $2.5 million, after anticipating all first quarter 2025 expected losses, reflecting Stockholder’s Equity of $2.8 million, which has significantly increased since the Company’s fiscal year end as a result of (i) fundraising of an additional $8.332 million from the Company’s ongoing at the market offering, (ii) conversion of $1.785 million into 924,200 shares of common stock from previously existing debt, and (iii) capitalization of certain invoices and fees. The Company was compliant with the Nasdaq Capital Market Equity Standard of Stockholder’s Equity greater than $2.5 million as of March 31, 2025, and continues to remain compliant as of the date of the filing of this Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONDUIT PHARMACEUTICALS INC.

April 2, 2025	By:	/s/ David Tapolczay
	Name:	David Tapolczay
	Title:	Chief Executive Officer